UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 1, 2025
______________________________________________________________

Braze, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41065	45-2505271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Madison Building
28 East 28th Street, Floor 12
New York, New York 10016
(Address of principal executive offices, including zip code)

(609) 964-0585
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRZE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On June 5, 2025, Braze, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended April 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and Item 9.01 in this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

The Company's board of directors appointed Bill Magnuson to serve as the President of the Company, effective immediately following the effectiveness of the Resignation (as defined below). Effective at such time, Mr. Magnuson shall serve as the Company's President and Chief Executive Officer.

Effective June 1, 2025, Mr. Kleeger, the then President and Chief Commercial Officer of the Company, resigned from his position at the Company, in accordance with the terms of a a transition, separation and release agreement previously disclosed via a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2025 (the “Resignation”).

The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation SK (17 CFR 229.401(b), (d), (e) and 229.404(a)) can be found in the Proxy Statement of the Company, filed with the Securities and Exchange Commission on May 15, 2025, with such information incorporated herein by reference.

Mr. Magnuson and the Company have not entered into any material plan, contract or arrangement in connection with this appointment.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description
99.1         Press Release of Braze, Inc., dated June 5, 2025
104         Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZE, INC.

By:    /s/Susan Wiseman
Susan Wiseman
General Counsel

Dated: June 1, 2025